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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
PRICE LEGACY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NEWS
(XLG)
FOR IMMEDIATE RELEASE:	November 25, 2003

PRICE LEGACY ANNOUNCES FILING OF PROXY STATEMENT
FOR PROPOSED RECAPITALIZATION

        San Diego, CA. (November 25, 2003)—Price Legacy Corporation (AMEX: XLG) announced today that it has filed a preliminary proxy statement with the Securities and Exchange Commission relating to its previously announced recapitalization plans. The proxy statement, once final, will be mailed to Price Legacy's stockholders in connection with a special meeting to vote on the proposed transaction. The final proxy statement will include the date, time and location of the special meeting, which Price Legacy expects to be held in early 2004.

        The proposed recapitalization has three components:

  •
  an offer to exchange, at the election of the holder, either 4.2 shares of Price Legacy's common stock (or 1.05 shares of common stock after giving effect to a proposed 1-for-4 reverse stock split) or one share of a new series of preferred stock for each outstanding share of Price Legacy's Series A preferred stock;

  •
  the exchange of 1.39 shares of Price Legacy's common stock (or 0.3475 of a share of common stock after giving effect to the proposed 1-for-4 reverse stock split) for each outstanding share of Price Legacy's Series B preferred stock; and

  •
  an amendment and restatement of Price Legacy's charter to, among other things:

  •
  effect a 1-for-4 reverse stock split of the common stock;

  •
  designate the new series of preferred stock that may be issued in exchange for the Series A preferred stock;

  •
  eliminate the Series B preferred stock following its exchange for common stock; and

  •
  provide that the holders of common stock and Series A preferred stock (to the extent any shares of Series A preferred stock remain outstanding following the exchange offer), voting together as a single class, will be entitled to elect all of Price Legacy's directors.

        The new series of preferred stock that may be issued in exchange for the Series A preferred stock will be designated "6.82% Series 1 Cumulative Redeemable Preferred Stock." It will accrue dividends at a rate of $1.16 per annum, have a liquidation preference of $17.00 per share, be redeemable by Price Legacy after one year from issuance at a price of $17.00 per share, and have no voting or conversion rights.

        Price Legacy expects the recapitalization to close soon after the special meeting, subject to the satisfaction of customary closing conditions, including the approval of Price Legacy's stockholders.

        Price Legacy has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) with respect to the recapitalization. Any solicitation of proxies will only be made pursuant to a definitive proxy statement that is filed with the SEC and mailed to stockholders. In addition, Price Legacy has not commenced the exchange offer that is referred to in this release. Upon commencement of the exchange offer, Price Legacy will file with the SEC an amended Schedule TO and related exhibits, including an offering circular, letter of transmittal and other related documents that will be mailed to holders of Price Legacy's Series A preferred stock.

        PRICE LEGACY URGES STOCKHOLDERS TO REVIEW THE PROXY STATEMENT, SCHEDULE TO, OFFERING CIRCULAR, LETTER OF TRANSMITTAL AND OTHER RELATED DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATED TO THE RECAPITALIZATION TRANSACTION AND THE EXCHANGE OFFER.

        These documents will be available without charge on the SEC's web site at www.sec.gov. A free copy of these documents may also be obtained from Price Legacy's Investor Relations at the address set forth below. STOCKHOLDERS SHOULD READ THE PROXY STATEMENT, SCHEDULE TO AND RELATED INFORMATION CAREFULLY BEFORE MAKING ANY DECISION ON HOW TO VOTE AT THE SPECIAL MEETING OR WHETHER TO TENDER THEIR SHARES IN THE EXCHANGE OFFER.

        The officers and directors of Price Legacy have interests in the recapitalization transaction, some of which may differ from, or may be in addition to, those of the Price Legacy's stockholders generally. In addition, Price Legacy, its officers, directors and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Price Legacy related to the recapitalization. Information about the officers and directors of Price Legacy and the interests they may have in the recapitalization is available in the proxy statement. Additional information about the officers and directors of Price Legacy is set forth in the proxy statement for Price Legacy's 2003 Annual Meeting of Stockholders filed with the SEC on November 6, 2003.

        Price Legacy acquires, operates, develops and sells open-air shopping centers nationwide. The company manages its properties through regional offices located in Arizona, California, Florida, Utah and Virginia. Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings Inc. Price Legacy is committed to providing an environment of stability and growth for its stockholders and tenants. For more information on Price Legacy, visit the company's Web site at www.PriceLegacy.com.

####

        Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include the possibility that the recapitalization transaction may not be consummated on the terms described in this release, or at all, the possibility that the intended benefits of the recapitalization may not be fully realized, changes in general economic conditions, real estate conditions, competition, litigation, financial performance of Price Legacy's properties, joint ventures and investments, and environmental and other liabilities. The company refers you to the documents it files from time to time with the Securities and Exchange Commission available through the company's website at www.PriceLegacy.com, which discuss these and other factors that could adversely affect the company's results. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

Contact:

    Price Legacy Corporation
    Investor Relations
    Sharon Filbig, (858) 675-9400
    17140 Bernardo Center Drive, Suite 300
    San Diego, CA 92128

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PRICE LEGACY ANNOUNCES FILING OF PROXY STATEMENT FOR PROPOSED RECAPITALIZATION